497(e)
                                                                        33-20453

MONY Life Insurance Company of America

SUPPLEMENT DATED FEBRUARY 11, 2011 TO THE CURRENT ANNUITY PROSPECTUSES
--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectuses, and statements of additional information you received, and in any supplements to the prospectuses and statements of additional information (together, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding investment objective and sub-adviser changes to certain Portfolios. Certain variable investment options are not available in all contracts. As applicable to your contract, please note the changes described below.


CHANGES TO PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST ("TRUSTS")

1.   CHANGES TO THE EQ/CORE BOND INDEX PORTFOLIO

In the table under "The Funds," effective on or about February 15, 2011, the investment objective for the Portfolio has been deleted in its entirety and replaced with the following:

--------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 PORTFOLIO NAME      OBJECTIVE
--------------------------------------------------------------------------------
EQ/Core Bond Index   Seeks to achieve a total return, before expenses, that
                     approximates the total return performance of the Barclays
                     Capital Intermediate U.S. Government/Credit Index
                     ("Intermediate Government Credit Index"), including
                     reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.
--------------------------------------------------------------------------------

SSgA Funds Management, Inc. will continue to be the Sub-Adviser and AXA Equitable Life Insurance Company will continue to be the Investment Manager of the Portfolio. See "The Funds" in your Prospectus for more information.

2.   PORTFOLIO SUB-ADVISER CHANGES

     (a) Effective on or about January 14, 2011, Morgan Stanley Investment Management, LLC and NorthPointe Capital, LLC replaced Eagle Asset Management, Inc. as Sub-Advisers to the Multimanager Small Cap Growth Portfolio. AXA Equitable Life Insurance Company will continue to be the Investment Manager of the Portfolios. See "The Funds" in your Prospectus for more information.

     (b) Effective on or about October 26, 2010, SSgA Funds Management, Inc. will no longer serve as a Sub-Adviser to the EQ/Quality Bond PLUS Portfolio. AllianceBernstein L.P. will continue to be the Sub-Adviser and AXA Equitable Life Insurance Company will continue to be the Investment Manager of the Portfolio. See "The Funds" in your Prospectus for more information.












 DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC, AND FOR CERTAIN CONTRACTS/POLICIES
               CO-DISTRIBUTED BY AFFILIATE AXA DISTRIBUTORS, LLC,
                1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.
              COPYRIGHT 2011 MONY AMERICA LIFE INSURANCE COMPANY.
                              ALL RIGHTS RESERVED.
                     MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234



/IF(AR)                                                                   E13629